Exempt Party-In-Interest Transactions	12 Months Ended
Dec. 31, 2025
401(k) Retirement Savings Plan
Exempt Party-In-Interest Transactions
Exempt Party-In-Interest Transactions

Note 6 – Exempt Party-In-Interest Transactions

The Plan’s administrative expenses are paid by either the Plan or the Company, as provided by the Plan document. Investment related expenses are included in net appreciation (depreciation) of fair value of investments. Certain administrative functions are performed by employees of the Company. No such employee receives compensation from the Plan.

Certain Plan investments are shares of mutual funds managed by Fidelity. Fidelity is the trustee as defined by the Plan and, therefore, these transactions qualify as exempt party-in-interest transactions. Fees paid by the Plan for investment management services are included as a reduction of the return earned on each fund.